UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

Two Rivers Water & Farming Company

(Exact name of registrant as specified in its charter)

Colorado	000-51139	13-4228144
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or Organization)	File Number)	Identification No.)

3025 S Parker Road, Ste. 140, Aurora, Colorado 80014

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 222-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 4.01. Changes in Registrant’s Certifying Accountant.

On December 1, 2017, Two Rivers Water & Farming Company Audit Committee met and unanimously resolved to appoint M&K CPAS, PLLC (“M&K”) as our independent registered public accounting firm. An engagement letter between Two Rivers and M&K was subsequently signed on December 4, 2017. M&K will begin the engagement with the audit of the 2017 fiscal year.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Two Rivers Water & Farming Company

Dated:	December 4, 2017	By:	/s/ William Gregorak
Chief Financial Officer